UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-22050

Exact name of registrant as specified in charter:	Delaware Enhanced Global Dividend and Income Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30, 2011

Date of reporting period:	August 31, 2011

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

August 31, 2011

	Number of	Value
	Shares	(U.S. $)
Common Stock – 53.21%❖
Consumer Discretionary – 5.08%
Bayerische Motoren Werke	8,123	$657,645
†DIRECTV Class A	1,900	83,543
*Don Quijote	22,300	836,268
*Genuine Parts	11,900	654,738
Lowe's	27,000	538,110
Mattel	25,800	693,246
PPR	2,652	441,990
*†Promotora de Informaciones ADR	45,800	302,280
Publicis Groupe	9,313	438,009
Sumitomo Rubber Industries	13,009	163,409
*Techtronic Industries	322,000	306,462
Toyota Motor	28,184	1,006,138
Vivendi	51,256	1,249,337
Yue Yuen Industrial Holdings	213,000	586,826
		7,958,001
Consumer Staples – 5.84%
Aryzta	24,350	1,152,975
Coca-Cola Amatil	74,555	939,253
ConAgra Foods	39,500	964,590
Greggs	138,336	1,105,009
Kimberly-Clark	13,900	961,324
Kraft Foods Class A	28,600	1,001,572
*Lorillard	8,400	935,928
Safeway	54,100	991,653
Tesco	179,015	1,100,362
		9,152,666
Diversified REITs – 0.80%
Cambridge Industrial Trust	1,170,000	466,251
Corio	2,648	154,140
Cyrela Brazil Realty	4,100	38,388
*Investors Real Estate Trust	10,260	79,823
Lexington Realty Trust	28,070	207,157
Orix JREIT	17	81,909
Stockland	70,059	224,025
		1,251,693
Energy – 4.70%
Banpu NVDR	20,746	437,706
Chevron	6,500	642,915
CNOOC	433,000	884,275
ConocoPhillips	9,500	646,665
Petroleo Brasileiro ADR	32,300	860,795
Royal Dutch Shell ADR	14,300	964,964
Spectra Energy	25,000	649,250
Total	19,931	973,476
Total ADR	16,400	804,256
Williams	18,300	493,917
		7,358,219
Financials – 5.43%
Allstate	32,500	852,800
AXA	27,702	444,973
Bank of New York Mellon	23,900	494,013
†Commerzbank	89,730	266,735
Gallagher (Arthur J.)	28,900	815,269
Marsh & McLennan	23,300	692,476
*Mitsubishi UFJ Financial Group	199,489	896,053
Nordea Bank	94,522	871,864
*Fifth Street Finance	26,754	265,132
Solar Capital	43,539	1,006,621

Standard Chartered	40,661	924,213
Travelers	14,300	721,578
UniCredit	187,804	254,312
		8,506,039
Healthcare – 6.77%
Abbott Laboratories	13,900	729,889
†Alliance HealthCare Services	6,522	10,370
Baxter International	9,400	526,212
Bristol-Myers Squibb	31,600	940,100
Johnson & Johnson	12,000	789,600
Meda Class A	80,533	883,778
Merck	36,500	1,208,880
Novartis	19,292	1,125,147
Pfizer	53,944	1,023,857
Sanofi	16,534	1,203,440
Sanofi ADR	21,600	789,912
Teva Pharmaceutical Industries ADR	33,500	1,385,559
		10,616,744
Healthcare REITs – 0.12%
Cogdell Spencer	15,000	64,050
Ventas	2,202	117,763
		181,813
Hotel REITs – 0.38%
Ashford Hospitality Trust	59,500	481,950
DiamondRock Hospitality	15,000	116,100
		598,050
Industrial REITs – 0.66%
*DCT Industrial Trust	16,877	76,115
†First Industrial Realty Trust	47,109	444,709
Goodman Group	247,237	171,865
STAG Industrial	31,263	336,390
		1,029,079
Industrials – 5.83%
Alstom	9,247	429,458
Asahi Glass	71,000	693,452
Cie de Saint-Gobain	8,810	443,465
Deutsche Post	55,643	851,815
East Japan Railway	15,766	941,821
†Flextronics International	6,400	36,800
ITOCHU	121,398	1,299,814
*Koninklijke Philips Electronics	10,224	216,374
†Mobile Mini	2,394	45,606
Northrop Grumman	10,000	546,200
Raytheon	21,100	912,153
Singapore Airlines	46,000	421,619
Teleperformance	29,388	778,174
Vallourec	6,939	624,596
*Waste Management	27,200	898,688
		9,140,035
Information Technology – 4.43%
Automatic Data Processing	16,400	820,492
Canon ADR	14,200	670,808
†CGI Group Class A	100,504	2,036,667
HTC	40,273	1,049,320
Intel	53,100	1,068,903
Microsoft	30,300	805,980
*†Sohu.com	6,000	490,500
		6,942,670
Malls REITs – 0.49%
General Growth Properties	12,763	174,087
Simon Property Group	5,095	598,663
		772,750
Manufactured Housing REIT – 0.10%
Equity Lifestyle Properties	2,300	158,516
		158,516
Materials – 3.75%
ArcelorMittal	16,879	372,858
†AuRico Gold	71,280	837,261
duPont (E.I.) deNemours	11,000	530,970
Lafarge	7,468	311,643

MeadWestvaco	18,900	520,128
Rexam	201,621	1,158,463
Rio Tinto	14,634	903,318
Yamana Gold	78,965	1,250,147
		5,884,788
Mixed REITs – 0.38%
*Digital Realty Trust	8,300	495,925
Duke Realty	8,600	102,082
		598,007
Mortgage REITs – 0.30%
*Chimera Investment	12,100	36,663
*Cypress Sharpridge Investments	8,200	109,470
Starwood Property Trust	17,700	327,450
		473,583
Multifamily REITs – 0.19%
Camden Property Trust	4,469	298,619
		298,619
Office REITs – 0.58%
@Alstria Office REIT	9,710	130,440
Government Properties Income Trust	3,852	90,214
Link REIT	33,000	115,076
Mack-Cali Realty	8,300	258,545
Parkway Properties	3,500	47,530
SL Green Realty	3,679	265,772
		907,577
Real Estate Management & Development – 0.14%
Mitsubishi Estate	10,549	172,729
*Renhe Commercial Holdings	264,000	51,880
		224,609
Self-Storage REIT – 0.05%
*Extra Space Storage	3,455	74,283
		74,283
Shopping Center REITs – 0.69%
∏Charter Hall Retail REIT	71,117	250,986
Kimco Realty	8,157	144,379
Ramco-Gershenson Properties Trust	13,783	142,654
*Regency Centers	900	37,134
Unibail-Rodamco	1,399	302,608
Westfield Group	16,989	147,895
Westfield Retail Trust	21,112	59,155
		1,084,811
Single Tenant REIT – 0.16%
*National Retail Properties	9,337	254,527
		254,527
Specialty REIT – 0.22%
*Entertainment Properties Trust	8,236	346,983
		346,983
Telecommunications – 3.84%
AT&T	33,500	954,080
CenturyLink	17,100	618,165
*Frontier Communications	65,000	486,850
†GeoEye	500	18,085
Mobile TeleSystems ADR	40,000	677,200
†NII Holdings	30,100	1,159,753
Telefonica	21,885	456,242
Verizon Communications	18,100	654,677
Vodafone Group	380,665	995,026
		6,020,078
Utilities – 2.28%
Edison International	13,300	494,627
National Grid	137,110	1,382,377
National Grid ADR	14,000	710,080
*NorthWestern	3,800	128,858
Progress Energy	17,600	858,880
		3,574,822
Total Common Stock (cost $85,407,985)		83,408,962

Convertible Preferred Stock – 2.36%
Consumer Cyclical – 0.11%
Goodyear Tire & Rubber 5.875% exercise price $18.21 expiration date 3/31/14	3,750	169,219
		169,219

Consumer Non-Cyclical – 0.39%
*HealthSouth 6.50% exercise price $30.50, expiration date 12/31/49		599	611,130
			611,130
Electric – 0.20%
PPL 9.50% exercise price $28.80, expiration date 7/1/13		5,300	305,227
			305,227
Energy – 0.71%
*Apache 6.00% exercise price $109.12, expiration date 8/1/13		3,100	180,141
#Chesapeake Energy 144A 5.75% exercise price $27.94, expiration date 12/31/49		400	528,999
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49		3,485	410,359
			1,119,499
Insurance – 0.37%
Aspen Insurance Holdings 5.625% exercise price $29.28, expiration date 12/31/49		6,524	332,724
MetLife 5.00% exercise price $44.27 expiration date 9/11/13		3,810	249,365
			582,089
Technology – 0.58%
*Lucent Technologies Capital Trust I 7.75% exercise price $24.80, expiration date 3/15/17		1,000	915,000
			915,000
Total Convertible Preferred Stock (cost $3,723,291)			3,702,164

		Principal
		Amount°
Agency Collateralized Mortgage Obligations – 0.26%
Fannie Mae REMICs
Series 2001-50 BA 7.00% 10/25/41	USD	122,510	138,028
Series 2003-122 4.50% 2/25/28		59,617	61,327
Freddie Mac REMICs
Series 2557 WE 5.00% 1/15/18		60,000	66,084
Series 3131 MC 5.50% 4/15/33		40,000	43,505
Series 3173 PE 6.00% 4/15/35		65,000	72,694
Series 3337 PB 5.50% 7/15/30		17,927	18,108
Total Agency Collateralized Mortgage Obligations (cost $365,999)			399,746

Agency Mortgage-Backed Securities – 1.66%
•Fannie Mae ARM
2.531% 4/1/36		13,385	14,128
4.899% 3/1/38		25,115	26,798
5.139% 11/1/35		17,780	18,941
5.93% 10/1/36		7,707	8,224
6.025% 10/1/36		12,401	13,237
6.268% 4/1/36		68,202	73,524
Fannie Mae S.F. 15 yr
4.00% 7/1/25		117,930	124,435
4.00% 8/1/25		160,792	169,662
4.00% 11/1/25		173,752	185,076
5.50% 1/1/23		39,885	43,312
Fannie Mae S.F. 30 yr
5.00% 12/1/36		136,692	147,856
5.00% 12/1/37		16,142	17,424
5.00% 2/1/38		12,756	13,761
6.50% 6/1/36		27,194	30,783
6.50% 10/1/36		18,613	20,993
6.50% 12/1/37		33,871	38,293
Freddie Mac 6.00% 1/1/17		31,420	33,259
•Freddie Mac ARM
4.075% 7/1/36		13,891	14,648
5.81% 10/1/36		33,727	36,424
Freddie Mac S.F. 15 yr
5.00% 6/1/18		14,898	15,976
5.00% 12/1/22		75,707	81,831
Freddie Mac S.F. 30 yr
5.00% 1/1/34		691,014	746,993
7.00% 11/1/33		44,184	51,117
9.00% 9/1/30		51,537	61,325
GNMA I S.F. 30 yr
7.50% 12/15/23		86,870	103,010
7.50% 1/15/32		70,693	83,193
9.50% 9/15/17		68,124	78,907
12.00% 5/15/15		35,831	41,137

GNMA II S.F. 30 yr
6.00% 11/20/28	80,169	90,698
6.50% 2/20/30	190,551	219,021
Total Agency Mortgage-Backed Securities (cost $2,380,010)		2,603,986

Commercial Mortgage-Backed Securities – 1.21%
#American Tower Trust 144A Series 2007-1A AFX 5.42% 4/15/37	75,000	80,406
Bank of America Merrill Lynch Commercial Mortgage
•Series 2004-3 A5 5.73% 6/10/39	46,297	49,973
Series 2004-5 A3 4.561% 11/10/41	329,647	329,742
Series 2005-1 A3 4.877% 11/10/42	25,567	25,583
•Series 2005-6 A4 5.367% 9/10/47	180,000	196,326
Bear Stearns Commercial Mortgage Securities
•Series 2006-PW12 A4 5.903% 9/11/38	25,000	27,659
Series 2007-PW15 A4 5.331% 2/11/44	75,000	77,090
•wCommercial Mortgage Pass Through Certificates Series 2005-C6 A5A 5.116% 6/10/44	95,000	103,111
Goldman Sachs Mortgage Securities II
*Series 2004-GG2 A6 5.396% 8/10/38	60,000	63,949
Series 2005-GG4 A4A 4.751% 7/10/39	115,000	122,659
•Series 2006-GG6 A4 5.553% 4/10/38	60,000	64,061
•JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP3 A4A 4.936% 8/15/42	35,000	37,883
•LB-UBS Commercial Mortgage Trust Series 2004-C4 A4 5.497% 6/15/29	475,000	512,070
•Morgan Stanley Capital I Series 2007-T27 A4 5.795% 6/11/42	160,000	177,705
#Timberstar Trust Series 2006-1A A 144A 5.668% 10/15/36	25,000	27,942
Total Commercial Mortgage-Backed Securities (cost $1,683,498)		1,896,159

Convertible Bonds – 10.71%
Brokerage – 0.38%
*Jefferies Group 3.875% exercise price $38.35, expiration date 11/1/29	615,000	587,325
		587,325
Capital Goods – 0.83%
AAR 1.75% exercise price $29.27, expiration date 1/1/26	462,000	478,748
L-3 Communications Holdings 3.00% exercise price $97.79, expiration date 8/1/35	297,000	288,090
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15	601,000	540,148
		1,306,986
Communications – 2.38%
#Alaska Communications Systems Group 144A 6.25% exercise price $10.28, expiration date 4/27/18	459,000	418,264
*#Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 11/30/40	252,000	178,290
*Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14	710,000	631,013
Level 3 Communications 3.50% exercise price $5.46, expiration date 6/15/12	866,000	857,339
*NII Holdings 3.125% exercise price $118.32, expiration date 6/15/12	700,000	710,499
Rovi 2.625% exercise price $47.36, expiration date 2/10/40	326,000	404,240
SBA Communications 4.00% exercise price $30.38, expiration date 10/1/14	378,000	526,365
		3,726,010
Consumer Cyclical – 1.07%
ArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27	657,000	485,358
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27	959,000	879,882
Pantry 3.00% exercise price $50.09, expiration date 11/15/12	319,000	319,798
		1,685,038
Consumer Non-Cyclical – 1.37%
*Alere 3.00% exercise price $43.98, expiration date 5/15/16	613,000	546,336
Amgen 0.375% exercise price $79.48, expiration date 2/1/13	510,000	503,625
Dendreon 2.875% exercise price $51.24, expiration date 1/13/16	170,000	130,050
Medtronic 1.625% exercise price $54.00, expiration date 4/15/13	280,000	281,400
Mylan 3.75% exercise price $13.32, expiration date 9/10/15	223,000	381,330
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	321,000	301,740
		2,144,481
Energy – 0.35%
James River Coal 4.50% exercise price $25.78, expiration date 12/1/15	167,000	149,465
Transocean
*1.50% exercise price $164.19, expiration date 12/15/37	14,000	14,018
1.50% exercise price $164.19, expiration date 12/15/37	400,000	391,000
		554,483
Financials – 0.82%
#Ares Capital 144A 5.75% exercise price $19.13, expiration date 2/1/16	225,000	223,594
#BGC Partners 144A 4.50% exercise price $9.84, expiration date 7/13/16	182,000	167,440
Euronet Worldwide 3.50% exercise price $40.48, expiration date 10/15/25	900,000	901,125
		1,292,159

Industrials – 0.09%
#Altra Holdings 144A 2.75% exercise price $27.70, expiration date 2/27/31	165,000	143,138
		143,138
Real Estate – 0.64%
Health Care REIT 3.00% exercise price $51.16, expiration date 11/30/29	574,000	627,095
#Lexington Realty Trust 144A 6.00% exercise price $7.09, expiration date 1/11/30	305,000	368,288
		995,383
Technology – 2.78%
Advanced Micro Devices 6.00% exercise price $28.08, expiration date 4/30/15	731,000	739,224
#Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18	318,000	296,535
Equinix 4.75% exercise price $84.32, expiration date 6/15/16	178,000	238,965
ΦHologic 2.00% exercise price $38.59, expiration date 12/15/37	910,000	866,775
Intel 3.25% exercise price $22.45, expiration date 8/1/39	338,000	389,968
Linear Technology 3.00% exercise price $44.11, expiration date 5/1/27	950,000	972,562
*SanDisk 1.50% exercise price $52.37, expiration date 8/11/17	327,000	328,635
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	480,000	521,400
		4,354,064
Total Convertible Bonds (cost $16,392,078)		16,789,067

Corporate Bonds – 35.64%
Automotive – 1.61%
*American Axle & Manufacturing 7.875% 3/1/17	395,000	385,125
ArvinMeritor 8.125% 9/15/15	246,000	233,085
#Chrysler Group 144A 8.25% 6/15/21	450,000	391,500
*Dana Holding 6.75% 2/15/21	210,000	206,850
Ford Motor 7.45% 7/16/31	235,000	258,823
Ford Motor Credit 12.00% 5/15/15	195,000	235,556
#International Automotive Components Group 144A 9.125% 6/1/18	175,000	172,813
*#Jaguar Land Rover 144A 8.125% 5/15/21	260,000	245,050
#Pinafore 144A 9.00% 10/1/18	376,000	400,439
		2,529,241
Banking – 1.36%
Abbey National Treasury Services 4.00% 4/27/16	30,000	28,700
BAC Capital Trust VI 5.625% 3/8/35	440,000	349,365
Capital One Financial 4.75% 7/15/21	10,000	10,082
City National 5.25% 9/15/20	15,000	15,330
Fifth Third Bancorp 3.625% 1/25/16	20,000	20,297
•Fifth Third Capital Trust IV 6.50% 4/15/37	325,000	303,063
Goldman Sachs Group
5.25% 7/27/21	5,000	5,079
5.375% 3/15/20	10,000	10,178
•#HBOS Capital Funding 144A 6.071% 6/29/49	285,000	195,225
*JPMorgan Chase 4.35% 8/15/21	5,000	5,169
JPMorgan Chase Capital XXV 6.80% 10/1/37	55,000	54,943
KeyCorp 5.10% 3/24/21	20,000	20,524
PNC Funding
5.125% 2/8/20	30,000	33,194
5.25% 11/15/15	60,000	65,704
5.625% 2/1/17	35,000	39,036
•Regions Financing Trust 6.625% 5/15/47	440,000	372,900
Santander Holdings USA 4.625% 4/19/16	10,000	9,957
•SunTrust Capital VIII 6.10% 12/15/36	405,000	394,090
SVB Financial Group 5.375% 9/15/20	25,000	25,867
US Bancorp 4.125% 5/24/21	20,000	21,199
•USB Capital IX 3.50% 10/29/49	80,000	60,346
Wachovia
•0.619% 10/15/16	35,000	38,368
*5.25% 8/1/14	20,000	21,408
5.625% 10/15/16	10,000	9,307
*Wells Fargo 4.60% 4/1/21	10,000	10,807
•Wells Fargo Capital XIII 7.70% 12/29/49	5,000	5,075
		2,125,213
Basic Industry – 4.63%
*AK Steel 7.625% 5/15/20	346,000	320,050
Alcoa 6.75% 7/15/18	30,000	32,751
#Algoma Acquisition 144A 9.875% 6/15/15	248,000	212,040
#APERAM 144A 7.75% 4/1/18	225,000	209,250
#Appleton Papers 144A 10.50% 6/15/15	178,000	179,335

ArcelorMittal
*5.50% 3/1/21	10,000	9,808
9.85% 6/1/19	25,000	30,631
*Associated Materials 9.125% 11/1/17	150,000	132,750
#Barrick North America Finance 144A 5.70% 5/30/41	20,000	21,195
#Building Materials Corporation of America 144A 6.75% 5/1/21	263,000	252,480
#Cemex Espana Luxembourg 144A 9.25% 5/12/20	529,000	433,780
#CODELCO 144A 3.75% 11/4/20	500,000	505,570
Dow Chemical
*4.25% 11/15/20	6,000	6,151
8.55% 5/15/19	34,000	44,245
#FMG Resources August 2006 144A
6.875% 2/1/18	90,000	89,550
7.00% 11/1/15	180,000	180,450
Georgia-Pacific
8.00% 1/15/24	25,000	29,570
#144A 5.40% 11/1/20	15,000	15,497
Headwaters 7.625% 4/1/19	265,000	227,900
Hexion US Finance 9.00% 11/15/20	147,000	128,993
Interface 7.625% 12/1/18	175,000	180,031
International Paper 9.375% 5/15/19	15,000	19,262
#International Wire Group Holdings 144A 9.75% 4/15/15	155,000	158,875
*#James River Escrow 144A 7.875% 4/1/19	230,000	209,300
#JMC Steel Group 144A 8.25% 3/15/18	260,000	255,450
#Kinove German Bondco 144A 9.625% 6/15/18	220,000	212,300
#Longview Fibre Paper & Packaging 144A 8.00% 6/1/16	260,000	258,700
Lyondell Chemical 11.00% 5/1/18	325,000	364,406
#MacDermid 144A 9.50% 4/15/17	238,000	236,810
#Masonite International 144A 8.25% 4/15/21	255,000	235,875
#Millar Western Forest Products 144A 8.50% 4/1/21	140,000	108,500
Momentive Performance Materials 9.00% 1/15/21	496,000	426,560
#Murray Energy 144A 10.25% 10/15/15	230,000	227,700
Norcraft 10.50% 12/15/15	286,000	274,560
#Nortek 144A 8.50% 4/15/21	275,000	236,500
*Ply Gem Industries 13.125% 7/15/14	230,000	231,150
Polypore International 7.50% 11/15/17	245,000	243,775
Ryerson
•7.629% 11/1/14	141,000	134,126
12.00% 11/1/15	166,000	171,188
Teck Resources 9.75% 5/15/14	13,000	15,706
		7,262,770
Brokerage – 0.07%
Jefferies Group
6.25% 1/15/36	5,000	4,879
6.45% 6/8/27	60,000	60,181
Lazard Group 6.85% 6/15/17	34,000	38,300
		103,360
Capital Goods – 2.32%
#ABB Treasury Center USA 144A 4.00% 6/15/21	5,000	5,124
Berry Plastics
9.75% 1/15/21	267,000	248,978
10.25% 3/1/16	130,000	119,275
#DAE Aviation Holdings 144A 11.25% 8/1/15	249,000	255,848
Kratos Defense & Security Solutions 10.00% 6/1/17	225,000	232,313
*Manitowoc 9.50% 2/15/18	215,000	224,138
*Mueller Water Products 7.375% 6/1/17	255,000	225,675
Pregis 12.375% 10/15/13	244,000	225,700
Republic Services 4.75% 5/15/23	10,000	10,651
#Reynolds Group Issuer 144A
8.25% 2/15/21	125,000	105,938
*9.00% 4/15/19	310,000	280,549
9.875% 8/15/19	420,000	396,899
TriMas 9.75% 12/15/17	180,000	194,400
#Votorantim Cimentos 144A 7.25% 4/5/41	1,118,000	1,106,819
		3,632,307
Communications – 3.57%
AT&T 3.875% 8/15/21	20,000	20,583
CenturyLink 6.45% 6/15/21	15,000	14,633
*#Clearwire Communications 144A
12.00% 12/1/15	371,000	350,594
12.00% 12/1/17	285,000	237,263
#Columbus International 144A 11.50% 11/20/14	270,000	288,900

Cricket Communications
7.75% 5/15/16	130,000	132,275
*7.75% 10/15/20	135,000	120,488
#Crown Castle Towers 144A 4.883% 8/15/20	30,000	31,422
#Digicel Group 144A
9.125% 1/15/15	120,000	120,600
10.50% 4/15/18	125,000	133,125
DIRECTV Holdings 5.00% 3/1/21	15,000	16,156
#EH Holding 144A 7.625% 6/15/21	210,000	210,000
*Frontier Communications 7.125% 3/15/19	120,000	118,650
#Integra Telecom Holdings 144A 10.75% 4/15/16	190,000	190,475
Intelsat Bermuda
11.25% 2/4/17	640,000	622,399
PIK 11.50% 2/4/17	273,217	266,045
#Level 3 Communications 144A 11.875% 2/1/19	145,000	150,800
Level 3 Financing 10.00% 2/1/18	252,000	255,150
MetroPCS Wireless 6.625% 11/15/20	165,000	154,688
#MTS International Funding 144A 8.625% 6/22/20	275,000	302,499
NII Capital 7.625% 4/1/21	130,000	133,250
PAETEC Holding 9.875% 12/1/18	165,000	176,550
Qwest 8.375% 5/1/16	40,000	45,800
Qwest Communications International 7.50% 2/15/14	85,000	86,275
*#Satmex Escrow 144A 9.50% 5/15/17	125,000	123,281
Sprint Capital 8.75% 3/15/32	248,000	255,440
Telecom Italia Capital 5.25% 10/1/15	35,000	34,461
Telefonica Emisiones 5.462% 2/16/21	25,000	24,224
Telesat Canada 12.50% 11/1/17	164,000	187,780
Time Warner Cable
4.125% 2/15/21	5,000	5,031
8.25% 4/1/19	20,000	25,361
#Vivendi 144A 6.625% 4/4/18	25,000	29,562
West 7.875% 1/15/19	255,000	244,800
#Wind Acquisition Finance 144A 11.75% 7/15/17	230,000	239,775
Windstream
7.50% 4/1/23	205,000	199,363
7.875% 11/1/17	45,000	47,531
		5,595,229
Consumer Cyclical – 1.69%
#Brown Shoe 144A 7.125% 5/15/19	205,000	175,275
#Burlington Coat Factory Warehouse 144A 10.00% 2/15/19	405,000	379,687
*CKE Restaurants 11.375% 7/15/18	161,000	172,069
CVS Caremark 5.75% 5/15/41	25,000	26,178
Dave & Buster's 11.00% 6/1/18	280,000	292,600
DineEquity 9.50% 10/30/18	225,000	234,563
Express 8.75% 3/1/18	93,000	98,580
*Family Dollar Stores 5.00% 2/1/21	10,000	9,929
Hanesbrands 6.375% 12/15/20	280,000	277,900
Historic TW 6.875% 6/15/18	20,000	23,648
#Icon Health & Fitness 144A 11.875% 10/15/16	108,000	103,140
#Needle Merger Sub 144A 8.125% 3/15/19	210,000	196,350
OSI Restaurant Partners 10.00% 6/15/15	250,000	257,500
Quiksilver 6.875% 4/15/15	250,000	235,625
Time Warner 4.75% 3/29/21	5,000	5,380
Tops Holdings 10.125% 10/15/15	131,000	132,638
Wyndham Worldwide
5.625% 3/1/21	10,000	10,132
5.75% 2/1/18	5,000	5,136
Yum Brands 3.75% 11/1/21	15,000	14,905
		2,651,235
Consumer Non-Cyclical – 1.51%
Amgen
3.45% 10/1/20	30,000	30,598
4.10% 6/15/21	10,000	10,548
#Armored Autogroup 144A 9.25% 11/1/18	290,000	256,650
Bio-Rad Laboratories 4.875% 12/15/20	10,000	10,500
#Blue Merger Sub 144A 7.625% 2/15/19	255,000	254,363
#Bumble Bee Acquisition 144A 9.00% 12/15/17	165,000	160,875
CareFusion 6.375% 8/1/19	65,000	77,579
Celgene 3.95% 10/15/20	20,000	20,236
#Coca-Cola 144A 3.30% 9/1/21	25,000	25,719

Cott Beverages 8.375% 11/15/17	82,000	85,485
Covidien International Finance 4.20% 6/15/20	20,000	21,670
*Dean Foods 7.00% 6/1/16	364,000	347,619
Express Scripts 3.125% 5/15/16	15,000	15,360
Hospira 6.40% 5/15/15	95,000	109,515
McKesson 4.75% 3/1/21	20,000	22,441
Medco Health Solutions
4.125% 9/15/20	5,000	5,026
7.125% 3/15/18	10,000	11,972
NBTY 9.00% 10/1/18	263,000	277,465
*Pinnacle Foods Finance 10.625% 4/1/17	180,000	187,200
Quest Diagnostics 4.70% 4/1/21	5,000	5,360
Sara Lee 4.10% 9/15/20	8,000	7,973
*Visant 10.00% 10/1/17	120,000	117,600
#Viskase 144A 9.875% 1/15/18	228,000	231,420
#Woolworths 144A
3.15% 4/12/16	20,000	20,909
4.55% 4/12/21	15,000	16,345
Zimmer Holdings 4.625% 11/30/19	30,000	32,630
		2,363,058
Energy – 5.54%
American Petroleum Tankers Parent 10.25% 5/1/15	268,000	268,335
*Antero Resources Finance 9.375% 12/1/17	226,000	240,690
Aquilex Holdings 11.125% 12/15/16	178,000	104,130
#Calumet Specialty Products Partners 144A 9.375% 5/1/19	255,000	247,350
Chaparral Energy 8.25% 9/1/21	380,000	364,800
Chesapeake Energy
*6.50% 8/15/17	135,000	141,413
6.625% 8/15/20	87,000	91,350
*6.875% 11/15/20	13,000	13,780
Comstock Resources 7.75% 4/1/19	260,000	260,325
Copano Energy 7.75% 6/1/18	169,000	172,803
Crosstex Energy 8.875% 2/15/18	175,000	182,000
Ecopetrol 7.625% 7/23/19	900,000	1,100,249
#Helix Energy Solutions 144A 9.50% 1/15/16	291,000	298,275
#Hercules Offshore 144A 10.50% 10/15/17	187,000	185,130
#Hilcorp Energy I 144A 8.00% 2/15/20	226,000	236,170
Holly 9.875% 6/15/17	171,000	188,100
#Laredo Petroleum 144A 9.50% 2/15/19	275,000	292,188
Linn Energy
8.625% 4/15/20	201,000	216,075
#144A 6.50% 5/15/19	55,000	52,663
MarkWest Energy Partners 6.50% 8/15/21	270,000	276,075
#NFR Energy 144A 9.75% 2/15/17	434,000	388,430
Noble Energy 8.25% 3/1/19	20,000	26,140
*Noble Holding International 4.625% 3/1/21	20,000	21,230
#Oasis Petroleum 144A 7.25% 2/1/19	200,000	196,500
Occidental Petroleum 3.125% 2/15/22	10,000	9,982
Offshore Group Investments
11.50% 8/1/15	185,000	197,950
#144A 11.50% 8/1/15	20,000	21,400
Pemex Project Funding Master Trust 6.625% 6/15/35	1,000,000	1,110,177
Petrobras International Finance 5.375% 1/27/21	20,000	21,520
PetroHawk Energy 7.25% 8/15/18	255,000	298,669
Petroleum Development 12.00% 2/15/18	217,000	233,275
Pioneer Drilling 9.875% 3/15/18	236,000	247,800
Pride International 6.875% 8/15/20	20,000	23,945
*Quicksilver Resources 7.125% 4/1/16	190,000	180,500
#SandRidge Energy 144A 7.50% 3/15/21	265,000	258,706
TNK-BP Finance 7.875% 3/13/18	400,000	458,479
Weatherford Bermuda 9.625% 3/1/19	15,000	20,164
#Woodside Finance 144A
8.125% 3/1/14	15,000	17,332
8.75% 3/1/19	15,000	19,485
		8,683,585
Financials – 0.87%
E Trade Financial PIK 12.50% 11/30/17	221,000	255,255
General Electric Capital
4.375% 9/16/20	5,000	5,105
5.30% 2/11/21	15,000	16,003
6.00% 8/7/19	95,000	107,063

•#ILFC E-Capital Trust I 144A 5.74% 12/21/65	265,000	192,867
#ILFC E-Capital Trust II 144A 6.25% 12/21/65	355,000	278,675
International Lease Finance
6.25% 5/15/19	12,000	10,877
8.75% 3/15/17	20,000	20,600
Nuveen Investments
10.50% 11/15/15	378,000	366,659
#144A 10.50% 11/15/15	110,000	105,600
		1,358,704
Healthcare – 1.83%
Accellent 10.00% 11/1/17	115,000	109,250
#AMGH Merger Sub 144A 9.25% 11/1/18	245,000	249,288
Community Health Systems 8.875% 7/15/15	240,000	243,900
#DJO Finance 144A 9.75% 10/15/17	374,000	346,884
#HCA Holdings 144A 7.75% 5/15/21	235,000	232,650
*HealthSouth 7.75% 9/15/22	50,000	50,250
#inVentiv Health 144A 10.00% 8/15/18	175,000	158,813
Lantheus Medical Imaging 9.75% 5/15/17	321,000	305,753
LVB Acquisition 11.625% 10/15/17	244,000	262,300
#Multiplan 144A 9.875% 9/1/18	273,000	278,460
*Radiation Therapy Services 9.875% 4/15/17	216,000	200,880
Radnet Management 10.375% 4/1/18	174,000	172,695
#STHI Holding 144A 8.00% 3/15/18	235,000	224,425
Thermo Fisher Scientific 3.60% 8/15/21	30,000	30,642
		2,866,190
Industrials – 0.03%
Yale University 2.90% 10/15/14	45,000	47,962
		47,962
Insurance – 0.97%
•American International Group 8.175% 5/15/58	270,000	269,069
•Chubb 6.375% 3/29/67	15,000	15,225
Coventry Health Care 5.45% 6/15/21	15,000	16,183
•Genworth Financial 6.15% 11/15/66	151,000	91,355
#Highmark 144A
4.75% 5/15/21	15,000	15,297
6.125% 5/15/41	5,000	5,186
•ING Groep 5.775% 12/29/49	345,000	291,525
•#Liberty Mutual Group 144A 7.00% 3/15/37	355,000	326,470
MetLife 6.40% 12/15/36	100,000	91,524
Prudential Financial 3.875% 1/14/15	35,000	36,335
*•XL Group 6.50% 12/29/49	410,000	365,925
		1,524,094
Media – 2.48%
Affinion Group 7.875% 12/15/18	352,000	313,280
#AMC Networks 144A 7.75% 7/15/21	260,000	269,750
*#AMO Escrow 144A 11.50% 12/15/17	124,000	119,970
*Cablevision Systems 8.00% 4/15/20	114,000	119,985
CCO Holdings
8.125% 4/30/20	315,000	334,688
#144A 7.00% 1/15/19	20,000	20,150
Clear Channel Communications 9.00% 3/1/21	260,000	210,600
Entravision Communications 8.75% 8/1/17	350,000	343,000
#Kabel BW Erste Beteiligungs 144A 7.50% 3/15/19	185,000	183,150
MDC Partners
11.00% 11/1/16	222,000	240,038
#144A 11.00% 11/1/16	110,000	117,838
NBCUniversal Media 4.375% 4/1/21	25,000	25,709
Nexstar Broadcasting 8.875% 4/15/17	200,000	206,000
#Ono Finance II 144A 10.875% 7/15/19	390,000	349,049
#Sinclair Television Group 144A 9.25% 11/1/17	147,000	157,290
#UPC Holding 144A 9.875% 4/15/18	345,000	362,249
Virgin Media Finance 8.375% 10/15/19	120,000	129,900
WMG Acquisition 9.50% 6/15/16	150,000	153,750
#XM Satellite Radio 144A 7.625% 11/1/18	225,000	231,188
		3,887,584
Natural Gas – 0.13%
El Paso Pipeline Partners Operating 6.50% 4/1/20	10,000	11,405
•Enbridge Energy Partners 8.05% 10/1/37	20,000	20,994
Energy Transfer Partners 9.70% 3/15/19	15,000	19,004

Enterprise Products Operating
•7.034% 1/15/68	35,000	35,395
9.75% 1/31/14	5,000	5,881
Kinder Morgan Energy Partners
4.15% 3/1/22	10,000	9,920
9.00% 2/1/19	20,000	25,912
Nisource Finance 6.40% 3/15/18	10,000	11,782
Plains All American Pipeline 8.75% 5/1/19	10,000	12,841
Sempra Energy 6.15% 6/15/18	20,000	23,375
•TransCanada Pipelines 6.35% 5/15/67	35,000	35,326
		211,835
Real Estate – 0.30%
Brandywine Operating Partnership 4.95% 4/15/18	15,000	14,730
Developers Diversified Realty
4.75% 4/15/18	5,000	4,756
7.50% 4/1/17	5,000	5,568
7.875% 9/1/20	20,000	22,289
Digital Realty Trust
5.25% 3/15/21	20,000	20,067
5.875% 2/1/20	10,000	10,458
Health Care REIT 5.25% 1/15/22	20,000	19,975
#Qatari Diar Finance 144A 5.00% 7/21/20	300,000	327,749
Regency Centers 5.875% 6/15/17	20,000	22,768
Ventas Realty 4.75% 6/1/21	5,000	4,831
#WEA Finance 144A 4.625% 5/10/21	20,000	19,520
		472,711
Services – 3.40%
ARAMARK 8.50% 2/1/15	150,000	155,625
*#ARAMARK Holdings PIK 144A 8.625% 5/1/16	255,000	256,913
Beazer Homes USA
9.125% 6/15/18	65,000	45,419
9.125% 5/15/19	305,000	211,213
Cardtronics 8.25% 9/1/18	84,000	88,620
#Casella Waste Systems 144A 7.75% 2/15/19	265,000	256,388
*#Delta Air Lines 144A 12.25% 3/15/15	193,000	205,063
#Equinox Holdings 144A 9.50% 2/1/16	221,000	234,813
Harrah's Operating 10.00% 12/15/18	607,000	479,529
Host Marriott 6.375% 3/15/15	245,000	249,900
Iron Mountain 8.375% 8/15/21	140,000	145,600
Kansas City Southern de Mexico
8.00% 2/1/18	187,000	201,960
#144A 6.125% 6/15/21	60,000	60,150
Kansas City Southern Railway 13.00% 12/15/13	2,000	2,318
M/I Homes 8.625% 11/15/18	421,000	390,477
*Marina District Finance 9.875% 8/15/18	133,000	128,345
MGM Resorts International 11.375% 3/1/18	698,000	759,074
PHH 9.25% 3/1/16	186,000	193,905
*Pinnacle Entertainment 8.75% 5/15/20	198,000	199,980
RSC Equipment Rental
8.25% 2/1/21	135,000	126,563
10.25% 11/15/19	5,000	5,163
#Seven Seas Cruises 144A 9.125% 5/15/19	250,000	248,750
Standard Pacific 10.75% 9/15/16	119,000	118,405
*Swift Services Holdings 10.00% 11/15/18	95,000	96,425
*#Swift Transportation 144A 12.50% 5/15/17	151,000	152,510
#United Air Lines 144A 12.00% 11/1/13	292,000	303,679
Waste Management 2.60% 9/1/16	15,000	15,219
Western Union 3.65% 8/22/18	5,000	5,001
		5,337,007
Technology – 2.21%
*Advanced Micro Devices 7.75% 8/1/20	375,000	382,500
Aspect Software 10.625% 5/15/17	194,000	200,790
Avaya
9.75% 11/1/15	40,000	34,200
#144A 7.00% 4/1/19	255,000	230,775
PIK 10.125% 11/1/15	160,000	139,000
#Buccaneer Merger 144A 9.125% 1/15/19	240,000	241,200
*First Data
9.875% 9/24/15	306,000	281,520
11.25% 3/31/16	260,000	219,700

*GXS Worldwide 9.75% 6/15/15	247,000	243,295
Hewlett-Packard 4.30% 6/1/21	30,000	31,222
#iGate 144A 9.00% 5/1/16	250,000	237,500
MagnaChip Semiconductor 10.50% 4/15/18	156,000	163,020
#MedAssets 144A 8.00% 11/15/18	137,000	132,890
National Semiconductor 6.60% 6/15/17	20,000	24,470
#Seagate HDD Cayman 144A 7.75% 12/15/18	255,000	254,363
#Seagate Technology International 144A 10.00% 5/1/14	10,000	11,200
SunGard Data Systems 10.25% 8/15/15	124,000	126,790
Symantec 4.20% 9/15/20	5,000	5,077
#Telcordia Technologies 144A 11.00% 5/1/18	415,000	511,487
		3,470,999
Transportation – 0.09%
#Brambles USA 144A
3.95% 4/1/15	15,000	15,758
5.35% 4/1/20	15,000	16,179
Burlington Northern Santa Fe
3.45% 9/15/21	5,000	5,002
4.70% 10/1/19	10,000	11,033
5.65% 5/1/17	5,000	5,832
CSX
4.25% 6/1/21	15,000	15,737
5.50% 4/15/41	5,000	5,227
#ERAC USA Finance 144A 5.25% 10/1/20	35,000	37,760
Ryder System 3.50% 6/1/17	25,000	25,816
		138,344
Utilities – 1.03%
AES 8.00% 6/1/20	44,000	46,420
Ameren Illinois 9.75% 11/15/18	80,000	107,039
#American Transmission Systems 144A 5.25% 1/15/22	25,000	26,548
#Calpine 144A
7.50% 2/15/21	150,000	152,250
7.875% 1/15/23	105,000	107,231
CenterPoint Energy 5.95% 2/1/17	13,000	14,845
CMS Energy
4.25% 9/30/15	10,000	10,312
6.25% 2/1/20	5,000	5,407
Commonwealth Edison
3.40% 9/1/21	10,000	9,979
4.00% 8/1/20	5,000	5,270
5.80% 3/15/18	5,000	5,826
Duke Energy Carolinas 3.90% 6/15/21	10,000	10,631
Elwood Energy 8.159% 7/5/26	149,904	148,592
Florida Power
3.10% 8/15/21	10,000	9,996
5.65% 6/15/18	5,000	5,960
*GenOn Energy 9.50% 10/15/18	127,000	127,635
Great Plains Energy 4.85% 6/1/21	10,000	10,559
*#Ipalco Enterprises 144A 5.00% 5/1/18	10,000	9,718
*Mirant Americas 8.50% 10/1/21	245,000	233,975
#NRG Energy 144A 7.875% 5/15/21	255,000	251,813
Pennsylvania Electric 5.20% 4/1/20	25,000	27,645
PPL Electric Utilities 3.00% 9/15/21	10,000	9,859
Public Service Oklahoma 5.15% 12/1/19	30,000	33,983
Puget Energy 6.00% 9/1/21	25,000	25,065
•Puget Sound Energy 6.974% 6/1/67	165,000	167,003
Southern California Edison 5.50% 8/15/18	20,000	23,669
•Wisconsin Energy 6.25% 5/15/67	20,000	19,823
		1,607,053
Total Corporate Bonds (cost $56,647,317)		55,868,481

Non-Agency Asset-Backed Securities – 0.16%
Citicorp Residential Mortgage Securities Series 2006-3 A5 5.948% 11/25/36	100,000	76,764
Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20	100,000	119,485
John Deere Owner Trust
Series 2009-A A4 3.96% 5/16/16	25,000	25,588
Series 2010-A 4A 2.13% 10/17/16	15,000	15,382
•Merrill Auto Trust Securitization Series 2007-1 A4 0.267% 12/15/13	6,264	6,263
Total Non-Agency Asset-Backed Securities (cost $234,418)		243,482

Non-Agency Collateralized Mortgage Obligations – 0.19%
•@Bear Stearns ARM Trust Series 2007-1 3A2 5.38% 2/25/47		162,893	22,721
Citicorp Mortgage Securities
Series 2006-4 3A1 5.50% 8/25/21		9,387	9,390
Series 2007-1 2A1 5.50% 1/25/22		62,885	61,489
•Citicorp Mortgage Loan Trust Series 2007-AR8 1A3A 5.745% 8/25/37		66,816	48,257
•GSR Mortgage Loan Trust Series 2006-AR1 3A1 5.05% 1/25/36		132,782	112,632
•MASTR ARM Trust Series 2006-2 4A1 4.983% 2/25/36		50,922	45,257
Total Non-Agency Collateralized Mortgage Obligations (cost $480,082)			299,746

«Senior Secured Loans – 0.36%
Brock Holdings III 10.00% 2/15/18		85,000	78,200
PQ 6.79% 7/30/15		265,000	242,475
Texas Competitive Electric Holdings 3.50% 10/10/14		310,000	237,150
Total Senior Secured Loans (cost $591,681)			557,825

Sovereign Bonds – 4.99%Δ
Chile – 0.49%
Chile Government International Bond 5.50% 8/5/20	CLP	330,000,000	775,461
			775,461
Croatia – 0.18%
#Croatia Government International Bond 144A 6.75% 11/5/19	USD	280,000	284,993
			284,993
Indonesia – 1.38%
Indonesia Treasury Bond 11.00% 11/15/20	IDR	14,399,000,000	2,163,254
			2,163,254
Mexico – 0.53%
Mexican Bonos 7.75% 12/14/17	MXN	9,049,700	829,542
			829,542
Panama – 0.56%
Panama Government International Bond 6.70% 1/26/36	USD	700,000	869,750
			869,750
Peru – 0.28%
Republic of Peru 7.35% 7/21/25		340,000	445,400
			445,400
Poland – 0.68%
Poland Government Bond 5.00% 10/24/13	PLN	1,700,000	597,732
Poland Government International Bond 5.125% 4/21/21	USD	450,000	469,125
			1,066,857
Russia – 0.46%
Russia-Eurobond 7.50% 3/31/30		596,850	715,504
			715,504
Turkey – 0.13%
Turkey Government International Bond 7.375% 2/5/25		170,000	204,000
			204,000
Uruguay – 0.30%
Uruguay Government International Bond 8.00% 11/18/22		350,000	464,625
			464,625
Total Sovereign Bonds (cost $7,277,941)			7,819,386

Supranational Bank – 0.73%
European Investment Bank 9.625% 4/1/15	TRY	1,800,000	1,148,140
Total Supranational Bank (cost $1,189,579)			1,148,140

U.S. Treasury Obligations – 0.39%
U.S. Treasury Bond 4.375% 5/15/41	USD	35,000	40,119
U.S. Treasury Notes
1.00% 8/31/16		50,000	50,121
1.50% 7/31/16		295,000	303,251
*2.125% 8/15/21		215,000	213,219
2.25% 7/31/18		10,000	10,477
Total U.S. Treasury Obligations (cost $607,669)			617,187

Leveraged Non-Recourse Security – 0.00%
w#@JPMorgan Fixed Income Pass Through Trust Series 2007-B 144A 8.845% 1/15/87		500,000	0
Total Leveraged Non-Recourse Security (cost $425,000)			0

		Number of
		Shares
Residual Interest Trust Certificate – 0.00%
=w#@Freddie Mac Auction Pass Through Trust Series 2007-6 144A		150,000	0
Total Residual Interest Trust Certificate (cost $163,257)			0

Exchange-Traded Fund – 2.81%
*iShares iBOXX $ High Yield Corporate Bond Fund		50,000	4,401,500
Total Exchange-Traded Fund (cost $4,499,835)			4,401,500

Preferred Stock – 0.64%
Alabama Power 5.625%		410	10,804
Ally Financial
•∏8.50%		5,000	103,100
#144A 7.00%		400	304,387
Developers Diversified Realty 7.50%		1,925	46,258
†Freddie Mac 6.02%		34,000	61,200
•GMAC Capital Trust I 8.125%		10,000	213,500
•†PNC Financial Services Group 8.25%		10,000	10,326
ProLogis 6.75%		7,050	163,701
*Vornado Realty 6.625%		3,700	92,574
Total Preferred Stock (cost $1,820,609)			1,005,850

		Principal
		Amount°
Short-Term Investments – 6.42%
≠Discount Notes – 0.68%
Federal Home Loan Bank
0.001% 9/1/11	USD	48,558	48,558
0.015% 9/1/11		503,298	503,298
0.02% 9/20/11		97,115	97,115
0.04% 11/2/11		97,115	97,114
Freddie Mac 0.05% 11/2/11		321,734	321,728
			1,067,813
Repurchase Agreement – 5.74%
BNP Paribas 0.05%, 8/31/11, to be
repurchased on 9/1/11, repurchase price $8,986,712
(collateralized by U.S. government obligations
0.50%-6.125% 5/31/13-8/15/29, market value $9,166,442)		8,986,708	8,986,708
			8,986,708
Total Short-Term Investments (cost $10,054,493)			10,054,521

Total Value of Securities Before Securities Lending Collateral – 121.74%
(cost $193,944,742)			190,816,202

		Number of
		Shares
Securities Lending Collateral** – 14.20%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund		187,934	180,529
Delaware Investments Collateral Fund No.1		22,079,386	22,079,386
@†Mellon GSL Reinvestment Trust II		311,516	0
Total Securities Lending Collateral (cost $22,578,836)			22,259,915

Total Value of Securities – 135.94%
(cost $216,523,578)			213,076,117 ©

		Number of
		Contracts
Written Options – (0.02%)
Call Options – (0.02%)
AHT, Strike Price $7.50, Expires 9/17/11 (MSC)		(550)	(37,125)
Total Written Options (premium received $(94,421))			(37,125)

Obligation to Return Securities Lending Collateral** – (14.41%)			(22,578,836)
Borrowing Under Line of Credit – (25.52%)			(40,000,000)
Receivables and Other Assets Net of Other Liabilities – 4.01%			6,281,710
Net Assets Applicable to 13,077,201 Shares Outstanding – 100.00%			$156,741,866

°Principal amount shown is stated in the currency in which each security is denominated.

CLP – Chilean Peso
GBP – British Pound Sterling
IDR – Indonesian Rupiah
MXN – Mexican Peso
PHP – Philippine Peso
PLN – Polish Zloty
TRY – Turkish Lira
USD – United States Dollar

❖Securities have been classified by type of business.
†Non income producing security.
*Fully or partially on loan.
@Illiquid security. At August 31, 2011, the aggregate amount of illiquid securities was $153,161, which represented 0.10% of the Fund’s net assets. See Note 6 in “Notes."
∏Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At August 31, 2011, the aggregate amount of the restricted securities was $354,086, which represented 0.23% of the Fund's net assets. See Note 6 in "Notes."
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At August 31, 2011, the aggregate amount of Rule 144A securities was $26,327,899, which represented 16.80% of the Fund’s net assets. See Note 6 in "Notes."
•Variable rate security. The rate shown is the rate as of August 31, 2011. Interest rates reset periodically.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
ΦStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at August 31, 2011.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at August 31, 2011.
ΔSecurities have been classified by country of origin.
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At August 31, 2011, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in "Notes."
≠The rate shown is the effective yield at the time of purchase.
**See Note 5 in “Notes.”
©Includes $22,066,632 of securities loaned.

Summary of Abbreviations:
ADR – American Depositary Receipt
ARM – Adjustable Rate Mortgage
BAML – Bank of America Merrill Lynch
BCLY – Barclays Bank
CDS – Credit Default Swap
CITI – Citigroup Global Markets
GNMA – Government National Mortgage Association
JPMC – JPMorgan Chase Bank
MASTR – Mortgage Asset Securitization Transactions, Inc.
MNB – Mellon National Bank
NVDR – Non-voting Depository Receipt
PIK – Pay-in-kind
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
yr – Year

The following foreign currency exchange contracts and swap contracts were outstanding at August 31, 20111:

Foreign Currency Exchange Contracts

						Unrealized
						Appreciation
Counterparty	Contracts to Receive		In Exchange For		Settlement Date	(Depreciation)
BAML	PHP	10,000,000	USD	(235,738)	9/30/11	$(200)
MNB	GBP	30,087	USD	(49,112)	9/1/11	(264)
						$(464)

Swap Contracts
CDS Contracts
			Annual		Unrealized
	Swap	Notional	Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value	Payments	Date	(Depreciation)
	Protection Purchased:
	ITRAXX Europe Subordinate
BCLY	Financials 15.1 5 yr CDS	$95,000	1.00%	6/20/16	$7,719
CITI	Sara Lee 5 yr CDS	7,000	1.00%	3/20/16	(475)
	ITRAXX Europe Subordinate
JPMC	Financials 15.1 5 yr CDS	80,000	1.00%	6/20/16	7,903
JPMC	Viacom 5 yr CDS	25,000	1.00%	9/20/15	(361)
		$207,000			$14,786

	Protection Sold/Moody’s Rating:
JPMC	Comcast 5 yr CDS/Baa	$25,000	1.00%	9/20/15	$409
JPMC	Tyson Foods CDS/Ba	15,000	1.00%	3/20/16	89
		$40,000			$498
Total					$15,284

The use of foreign currency exchange contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 4 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Enhanced Global Dividend and Income Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment company securities are valued at net asset value per share. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the bid and ask prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2007 – November 30, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Distributions — The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. For federal income tax purposes, the effect of such capital loss carryovers may be to convert (to the extent of such current year gains) what would otherwise be returns of capital into distributions taxable as ordinary income. This tax effect can occur during times of extended market volatility. Under the Regulated Investment Company Modernization Act of 2010, this tax effect attributable to the Fund’s capital loss carryovers (the conversion of returns of capital into distributions taxable as ordinary income) will no longer apply to net capital losses of the Fund arising in Fund tax years beginning after November 30, 2011. The actual determination of the source of the Fund’s distributions can be made only at year-end. Shareholders should receive written notification regarding the actual components and tax treatments of all Fund distributions for the calendar year 2011 in early 2012.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on August 31, 2011.

To Be Announced Trades — The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., "when issued," "delayed delivery," "forward commitment," or "TBA transactions") consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Mortgage Dollar Rolls — The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions that constitute the dollar roll can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment by the Fund to buy a security. The Fund accounts for mortgage-dollar-roll transactions as purchases and sales. These transactions will increase the Fund’s portfolio turnover rate. There were no mortgage dollar rolls open at the end of the period.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

2. Investments
At August 31, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At August 31, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$217,334,461
Aggregate unrealized appreciation	$11,926,841
Aggregate unrealized depreciation	(16,185,185)
Net unrealized depreciation	$(4,258,344)

For federal income tax purposes, at November 30, 2010, capital loss carryforwards of $53,558,654 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $31,310,432 expires in 2016 and $22,248,222 expires in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of August 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock	$83,408,962	$-	$-	$83,408,962
Agency, Asset-Backed &
Mortgage-Backed Securities	-	5,443,119	-	5,443,119
Corporate Debt	-	76,917,537	-	76,917,537
Foreign Debt	-	8,967,526	-	8,967,526
U.S. Treasury Obligations	-	617,187	-	617,187
Exchange-Traded Fund	4,401,500	-	-	4,401,500
Other	629,936	375,914	-	1,005,850
Short-Term Investments	8,986,708	1,067,813	-	10,054,521
Securities Lending Collateral	-	22,259,915	-	22,259,915
Total	$97,427,106	$115,649,011	$-	$213,076,117

Foreign Currency Exchange Contracts	$-	$(464)	$-	$(464)
Swap Contracts	$-	$15,284	$-	$15,284
Written Options	$(37,125)	$-	$-	$(37,125)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency,
	Asset-Backed
	& Mortgage-	Common	Corporate
	Backed Securities	Stock	Debt	Other	Total
Balance as of 11/30/10	$54,625	$10,866	$353,027	$1	$418,519
Sales	(46,603)	(11,491)	(355,164)	(1)	(413,259)
Net realized gain	12	-	2,165	1	2,178
Transfer out of Level 3	(31,400)	-	-	-	(31,400)
Net change in unrealized
appreciation/depreciation	23,366	625	(28)	(1)	23,962
Balance as of 8/31/11	$-	$-	$-	$-	$-

Net change in unrealized
appreciation/depreciation from
investments still held as of 8/31/11	$-	$-	$-	$-	$-

The value of Level 3 securities was zero for securities lending collateral at the beginning and end of the period and there was no change in unrealized appreciation/depreciation.

During the period ended August 31, 2011, the Fund had transfers out of Level 3 investments into Level 2 investments in the amount of $31,400, which was due to the Fund’s pricing vendor being able to supply a matrix price for investments that had been utilizing broker quoted prices.

During the period ended August 31, 2011, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

3. Line of Credit
For the period ended August 31, 2011, the Fund borrowed money pursuant to a $50,000,000 Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expires on June 29, 2012. Depending on market conditions, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At August 31, 2011, the par value of loans outstanding was $40,000,000 at a variable interest rate of 1.50%. During the period ended August 31, 2011, the average daily balance of loans outstanding was $40,000,000 at a weighted average interest rate of approximately 1.5699%. Interest on borrowings is based on a variable short-term rate plus an applicable margin. The commitment fee is computed at a rate of 0.25% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

4. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Options Contracts — During the period ended August 31, 2011, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in written options during the period ended August 31, 2011 for the Fund were as follows:

	Number of contracts	Premiums
Options outstanding at November 30, 2010	-	$-
Options written	1,764	156,459
Options expired	(1,010)	(49,412)
Options terminated in closing purchase transactions	(204)	(12,626)
Options outstanding at August 31, 2011	550	$94,421

Swap Contracts — The Fund enters into index swap contracts and CDS contracts in the normal course of pursuing its investment objective. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended August 31, 2011, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At August 31, 2011, the net unrealized appreciation of CDS was $15,284. If a credit event had occurred for all swap transactions where collateral posting was required as of August 31, 2011, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have received $167,000 less the value of the contracts’ related reference obligations.

As disclosed in the footnotes to the schedule of investments, at August 31, 2011, the notional value of the protection sold was $40,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At August 31, 2011, the net unrealized appreciation of the protection sold was $498.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

Fair values of derivative instruments as of August 31, 2011 were as follows:

	Asset Derivatives		Liability Derivatives
	Schedule of Investments		Schedule of Investments
	Location	Fair Value	Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Receivables and other assets net of other liabilities	$-	Receivables and other assets net of other liabilities	$(464)

Equity contracts (Written options)	Written options, at value	-	Written options, at value	(37,125)

Credit contracts (Swap contracts)	Receivables and other assets net of other liabilities	15,759	Receivables and other assets net of other liabilities	(475)
Total		$15,759		$(38,064)

The effect of derivative instruments on the statement of operations for the period ended August 31, 2011 was as follows:

		Realized Gain
		or Loss on	Change in Unrealized
	Location of Gain or	Derivatives	Appreciation on (Depreciation) on
	Loss on Derivatives	Recognized in	Derivatives Recognized in
	Recognized in Income	Income	Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	$(32,944)	$(3,911)
Equity contracts (Written options)	Net realized gain on written options and net change in unrealized appreciation/depreciation of investments and foreign currencies	49,412	57,296
Credit contracts (Swap contracts)	Net realized gain on swap contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	7,439	(492)
Total		$23,907	$52,893

The volume of derivative transactions varies throughout the period. Information about derivative transactions reflected is as of the date of this report and is generally similar to the volume of derivative activity for the period ended August 31, 2011.

5. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining initial collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon's securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand.With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At August 31, 2011, the value of securities on loan was $22,066,632, for which the Fund received collateral, comprised of non-cash collateral valued at $103,162 and cash collateral of $22,578,836. At August 31, 2011, the value of invested collateral was $22,259,915. Investments purchased with cash collateral are presented on the schedule of investments under the caption "Securities Lending Collateral".

6. Credit and Market Risk
The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s and Ba or lower by Moody’s Investors Services. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended August 31, 2011. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

7. Subsequent Events
Other than the reorganization noted below, Management has determined that no material events or transactions occurred subsequent to August 31, 2011 that would require recognition or disclosure in the Fund's schedule of investments.

On September 21, 2011, the Board of Directors of Delaware Investments Global Dividend and Income Fund, Inc. (“DGF”) and the Board of Trustees of Delaware Enhanced Global Dividend and Income Fund (“DEX”) announced the final results of voting at a Joint Special Meeting of Shareholders. Shareholders of each Fund approved an Agreement and Plan of Reorganization providing for (i) the acquisition by DEX of substantially all of the assets and certain of the liabilities of DGF, in exchange for newly issued common shares of DEX; (ii) the distribution of such newly issued common shares of DEX to holders of common shares of DGF; and (iii) the dissolution of DGF thereafter. This transaction was consummated at the close of business on October 21, 2011.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: